
Exhibit 10.17



                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                         LOUISIANA SHELF PARTNERS, L.P.





                                DECEMBER 31, 2002


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                                TABLE OF CONTENTS

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                                                                                                                PAGE
                                                                                                                ----
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ARTICLE I.  DEFINITIONS...........................................................................................1

ARTICLE II.  ORGANIZATION.........................................................................................6

         2.1  Name................................................................................................6
         2.2  Place of Business...................................................................................6
         2.3  Registered Office...................................................................................6

ARTICLE III.  PURPOSE.............................................................................................6

         3.1  Purpose.............................................................................................6
         3.2  Powers of Partnership...............................................................................6

ARTICLE IV.  TERM.................................................................................................7

ARTICLE V.  CONTRIBUTIONS TO CAPITAL AND STATUS OF PARTNERS.......................................................7

         5.1  Interests...........................................................................................7
         5.2  Capital Contributions...............................................................................7
         5.3  Additional Limited Partners.........................................................................9

ARTICLE VI.  DISTRIBUTIONS; ALLOCATION OF PROFITS AND LOSSES; CAPITAL ACCOUNTS...................................10

         6.1  Cash Available for Distribution....................................................................10
         6.2  Allocation of Profits..............................................................................10
         6.3  Allocation of Losses...............................................................................11
         6.4  Special Tax Allocations; Other Allocation Rules; Tax Allocations: Code Section 704(c)..............12
         6.5  Allocations in the Event of Transfer...............................................................12
         6.6  Capital Accounts...................................................................................12
         6.7  Tax Distributions..................................................................................13

ARTICLE VII.  MANAGEMENT; RIGHTS, POWERS, AND OBLIGATIONS OF THE PARTNERS........................................13

         7.1  Management of the Partnership......................................................................13
         7.2  Certain Limitations of the General Partner.........................................................13
         7.3  Meetings of the Partners...........................................................................14
         7.4  Voting by the Partners.............................................................................14
         7.5  Independent Activities.............................................................................14
         7.6  Execution of Agreements and Instruments............................................................14
         7.7  Holding of Assets..................................................................................15
         7.8  Fees and Expenses..................................................................................15

ARTICLE VIII.  TRANSFER OF INTERESTS IN THE PARTNERSHIP..........................................................15

         8.1  Prohibited Transfers...............................................................................15
         8.2  Limited Partners...................................................................................15

                                      (i)

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
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ARTICLE IX.  DISSOLUTION AND WINDING UP OF THE PARTNERSHIP.......................................................18

         9.1  Dissolution of the Partnership.....................................................................18
         9.2  Winding Up of the Partnership......................................................................18
         9.3  Distribution In Kind...............................................................................18

ARTICLE X.  BOOKS OF ACCOUNTS, ACCOUNTING, REPORTS, FISCAL YEAR, BANKING AND TAX MATTERS PARTNER.................19

         10.1  Accounting, Books and Records.....................................................................19
         10.2  Other Records.....................................................................................19
         10.3  Reports...........................................................................................20
         10.4  Fiscal Year.......................................................................................20
         10.5  Partnership Funds.................................................................................20
         10.6  Tax Matters Partner...............................................................................20

ARTICLE XI.  INDEMNIFICATION.....................................................................................21

         11.1  Indemnification...................................................................................21

ARTICLE XII.  MISCELLANEOUS......................................................................................22

         12.1  Agreement for Further Execution...................................................................22
         12.2  Amendments........................................................................................22
         12.3  Notices...........................................................................................23
         12.4  Governing Law and Jurisdiction....................................................................23
         12.5  Binding Nature of Agreement.......................................................................23
         12.6  Additional Partners...............................................................................23
         12.7  Validity..........................................................................................24
         12.8  Entire Agreement..................................................................................24
         12.9  Indulgences, Etc..................................................................................24
         12.10  Execution in Counterparts........................................................................24
         12.11  Paragraph........................................................................................24
         12.12  Number of Days...................................................................................24
         12.13  Interpretation...................................................................................24
         12.14  Corporate Authority..............................................................................24
         12.15  Third Party Beneficiaries........................................................................24
         12.16  Appointment of Attorney-in-fact..................................................................25


Exhibit A         -        Partners
Exhibit B         -        Special Allocations


                                      (ii)

                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                         LOUISIANA SHELF PARTNERS, L.P.


         THIS LIMITED PARTNERSHIP AGREEMENT is entered into effective as of December 31, 2002, by and among LS GAS, LLC (the "General Partner") and those persons listed as Limited Partners on Exhibit A attached hereto, as amended from time to time after the date hereof.

         Intending to be legally bound, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS

         Capitalized terms used in this Agreement and not defined elsewhere herein shall have the following meanings:

         "Act" means the Delaware Revised Uniform Limited Partnership Act, as amended from time to time.

         "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

             (i) credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to the next to last sentences of Regulations Sections 1.704-(2)(g)(1) and 1.704-2(i)(5); and

             (ii) debit to such Capital Account the items described in Sections 1.704-1 (b)(2)(ii)(d)(4), (5), and (6) of the Regulations.

         The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

         An "Affiliate" (whether or not capitalized) of, or a Person, association, partnership or corporation "affiliated" with, a specified Person, association, partnership or corporation, is a Person, association, partnership or corporation that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person, association, partnership or corporation.

         "Agreement" means this limited partnership agreement, as the same may be amended from time to time.

         "Appraiser" has the meaning set forth in Section 9.3 of this Agreement.

         "Bankruptcy" means, with respect to any Person, a "Voluntary Bankruptcy" or an "Involuntary Bankruptcy." A "Voluntary Bankruptcy" means, with respect to any Person, the inability of such Person generally to pay its debts as such debts become due, or an admission in writing by such Person of its inability to pay its debts generally or a general assignment by such Person for the benefit of creditors; the filing of any petition or answer by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian, or other similar official for such Person or for any substantial part of its property, or corporate action taken by such Person to authorize any of the actions set forth above. An "Involuntary Bankruptcy" means, with respect to any Person, without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or other similar relief under any present or future bankruptcy, insolvency or similar statute, law, or regulation, or the filing of any such petition against such Person which petition shall not be dismissed within ninety
(90) days, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver, or liquidator of such Person or of all or any substantial part of the property of such Person which order shall not be dismissed within sixty (60) days.

         "Capital Account" means, with respect to any Partner, such Partner's Capital Account determined in accordance with Section 6.6.

         "Capital Contribution" means, with respect to any Partner, the amount of money contributed to the Partnership by such Partner pursuant to Section 5.2.

         "Cash Available for Distribution" for any fiscal year or other period means the excess of (a) the amount of gross cash receipts of any kind received by the Partnership (including from any reserves previously established which the General Partner determines are no longer required by the Partnership) over (b) the sum of (i) Operating Expenses, (ii) any reserves established or increased by the General Partner which it deems reasonably necessary for the operation of the Partnership, including reserves for working capital and maturing debt obligations and other cash requirements of the Partnership, (iii) amounts received by the Partnership as Capital Contributions and (iv) payments of the principal amount of indebtedness of the Partnership.

         "Certificate   of   Limited   Partnership"   means  the   Partnership's
Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware, as the same may be amended from time to time.

         "Class A Interests" has the meaning set forth in Section 5.1 of this Agreement.

         "Class A Limited Partner" has the meaning set forth in Section 5.1 of this Agreement.

         "Class A Preferred Return" means an amount equal to a twenty-five percent (25%) annual return, compounded annually, on each Class A Limited Partner's Unreturned Capital. The Class A Preferred Return shall begin to accrue on the date a Capital Contribution is made and shall end


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when such Class A Limited  Partner's  Unreturned  Capital  has been  permanently reduced to zero. The Class A Preferred Return shall be calculated whenever an allocation or distribution is to be made under this Agreement, or as otherwise necessary; and the calculation of any such accrued amount shall be done by
taking   into   account  all  Capital   Contributions,   as  inflows,   and  all
distributions, as outflows, with respect to the Class A Interests and by applying internal rate of return principles to such amounts and the timing of such payments.

         "Class B Interests" has the meaning set forth in Section 5.1 of this Agreement.

         "Class B Limited Partner" has the meaning set forth in Section 5.1 of this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended. All references herein to Code sections shall include corresponding provisions of future federal tax statutes.

         "Depreciation" means, for each fiscal year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

         "General Partner" means LS Gas, LLC

         "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

             (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as agreed by the contributing Partner and the General Partner;

             (ii) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner, as of the following times: (a) the acquisition of an additional Interest in the Partnership (other than pursuant to the original purchase at the time of formation of the Partnership) by any new or existing Partner in exchange for more than a de minimis Capital Contribution, (b) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership Property (other than cash) as consideration for an Interest in the Partnership; and (c) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g): provided, however, that the adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

             (iii) The Gross Asset Value of any Partnership asset distributed to any Partner shall be the gross fair market value of such asset on the date of distribution;


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


             (iv) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and Section 6.3(h) hereof, provided, however, that Gross Asset Values shall not be adjusted pursuant hereto to the extent the General Partner determines that an adjustment pursuant hereto is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant hereto; and

             (v) If the Gross Asset Value of an asset has been determined or adjusted pursuant hereto, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

         "Indemnitee" has the meaning set forth in Section 11.1(a) of this Agreement.

         "Interest" means a Partner's economic rights and other interest in the Partnership as a Partner as provided in this Agreement.

         "Limited Partner" means any person named as a Limited Partner on Exhibit A in his, her or its capacity as a Limited Partner of the Partnership and any other person admitted to the Partnership as a Limited Partner.

         "Majority in Interest" means with respect to any particular group of Partners, those Partners whose Percentage Interests in the aggregate are greater than fifty percent (50%) of the Percentage Interests owned by all of the Partners within the group.

         "Nonrecourse   Deductions"   has  the  meaning  set  forth  in  Section
1.704-2(b)(1) of the Regulations.

         "Nonrecourse   Liability"   has  the   meaning  set  forth  in  Section
1.704-2(b)(3) of the Regulations.

         "Operating Expenses" means cash disbursements for operating expenses of, and proper payments by, the Partnership, including, but not limited to (i) legal representation relating to the Partnership, (ii) accounting and tax preparation, (iii) amounts paid to satisfy the Partnership's obligations with respect to working interests in oil and gas wells held by the Partnership, and
(iv) accrued interest payable in cash on the principal amount of all loans or other indebtedness of the Partnership.

         "Partner" means the General Partner or any Limited Partner.

         "Partner Nonrecourse Debt" has the meaning set forth in Section 1.704-2(b)(4) of the Regulations.

         "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

         "Partner Nonrecourse Deductions" has the meaning set forth in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

         "Partnership" means Louisiana Shelf Partners, L.P., a Delaware limited partnership.

         "Partnership Minimum Gain" has the meaning set forth in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

         "Partnership Property" means all properties and assets which the Partnership may own or have an interest in from time to time.

         "Percentage Interest" means the Interest of a Partner expressed as a percentage. The Percentage Interest of each Partner as of the date hereof is as set forth on Exhibit A, including as it may be amended from time to time.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, non-incorporated organization or government or any agency or political subdivision thereof.

         "Profit or Profits" and "Loss or Losses" means, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, as determined by the Partnership's accountants, in accordance with Code ss.703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to ss.703(a)(1) of the Code shall be included in Profits or Losses), with the adjustments required to comply with the capital account maintenance rules of Treasury Regulations ss.1.704-1(b)(2)(iv) and the following adjustments:

             (i) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits and Losses shall be added back;

             (ii) Any expenditures of the Partnership described in ss.705(a)(2)(B) of the Code or treated as ss.705(a)(2)(B) expenditures pursuant to Treasury Regulations ss.1.704(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

             (iii) If the Gross Asset Value of any Partnership asset is adjusted pursuant to this Agreement, the amount of such adjustment shall be taken into account in the taxable year as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

             (iv) Gain or loss resulting from any disposition of Partnership Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Partnership Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; and

             (v) In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period, computed in accordance with this Agreement.

         "Regulations" means the regulations promulgated under the Code, as the same may be amended or supplemented from time to time.

         "Regulatory Allocations" has the meaning set forth in Section 1(h) of Exhibit B of this Agreement.

         "Service" has the meaning set forth in Section 10.6 of this Agreement.

         "Term" has the meaning set forth in Article IV of this Agreement.

         "Transfer," with respect to any Interest in the Partnership, means any sale, bequest, assignment, pledge, encumbrance or gift thereof, or attempt to deliver a security interest therein, but shall not include a voluntary pledge or assignment pursuant to a written agreement by a Partner of only the rights to recover proceeds as distributed by the Partnership with respect to any Interest nor shall include a collateral assignment of one Partner's Interest to another Partner.

         "Unreturned Capital" with respect to any Partner means all cash paid toward such Partner's Capital Contribution, reduced by distributions made to such Partner pursuant to Section 6.1(a)(ii) and 6.1(a)(iii).

         "Valuation Date" has the meaning set forth in Section 9.3(a) of this Agreement.

                            ARTICLE II. ORGANIZATION

         2.1 Name.  The name of the  Partnership is "Louisiana  Shelf  Partners,
L.P."

         2.2 Place of Business. The principal place of business of the Partnership shall be at such place as determined by the General Partner. The
Partnership may establish additional places of business within or without the State of Delaware as and when required by the business of the Partnership.

         2.3 Registered Office. The registered office for the Partnership shall be located at such place as may be designated by the General Partner.

                              ARTICLE III. PURPOSE

         3.1 Purpose. The purpose for which the Partnership is formed is to engage in oil and gas exploration activities on various properties located in Cameron Parish, Louisiana. In addition, the Partnership may engage in any lawful activity for which limited partnerships may be organized under the laws of the State of Delaware and otherwise in accordance with the terms of this Agreement.

         3.2 Powers of Partnership. The Partnership shall have all the powers permitted by law which are necessary or desirable in carrying out the purposes and business of the Partnership, including, but not limited to, the following:

             (a)  Transact  business  in  any  state  or  nation  in  which  the
Partnership   may  lawfully   act,  for  itself  or  as   principal,   agent  or
representative for any Person, respecting the business of the Partnership;

             (b) Enter into, make, perform and carry out, or cancel and rescind, contracts and other obligations for any lawful purpose pertaining to the business of the Partnership;

             (c) Apply for, register, obtain, purchase or otherwise acquire trademarks, trade names, labels and designs relating to or useful in connection with any business of the Partnership, and to use, exercise, develop and license the use of the same;

             (d) Employ on behalf of the Partnership legal counsel, accountants and other professional advisors with respect to any business of the Partnership;

             (e) Compromise, submit to arbitration, sue on, and defend claims in favor of or against the Partnership; and

             (f) Exercise all of the general rights, privileges and powers permitted by the provisions of the Act, as adopted or hereafter amended or supplemented.

                                ARTICLE IV. TERM

         The Partnership shall continue in perpetuity from the date hereof unless dissolved sooner pursuant to Article X of this Agreement (the "Term").

           ARTICLE V. CONTRIBUTIONS TO CAPITAL AND STATUS OF PARTNERS

         5.1 Interests. The Partnership shall have two classes of Limited Partnership Interests, Class A interests ("Class A Interests") and Class B Interests ("Class B Interests"). Each Person owning a Class A Interest is hereafter referred to as a "Class A Limited Partner" and each Person owning a Class B Interest is hereinafter referred to as a "Class B Limited Partner."

         5.2 Capital Contributions.

             (a) General Partner. The General Partner has made a capital contribution to the Partnership in the amount set forth on Exhibit A to this Agreement.

             (b) Limited Partners. Each Limited Partner shall make an initial Capital Contribution, as described in Exhibit A to this Agreement. The name, mailing address, taxpayer identification number, initial Capital Contribution, Percentage Interest of each Partner is set forth in Exhibit A.

             (c) Additional Capital Contributions.

                 (i) The Partners shall be obligated to make all additional contributions to the capital of the Partnership, for whatever purpose, in any amounts requested by the General Partner, provided that, solely with respect to any Capital Calls made for the purpose of paying administrative expenses of the Partnership, the General Partner shall only be permitted to request two additional contributions to the capital of the Partnership per calendar year in the aggregate amount of $300,000. The General Partner shall deliver written notice requesting any additional Capital Contribution to the Partnership (a "Capital Call") to each Limited Partner. Each Limited Partner shall be obligated to satisfy its pro rata portion of any Capital Call within fifteen (15) business days of receiving such written request.

                 (ii) In the event any Class A Limited Partner fails to honor all or any portion of a Capital Call made in accordance with the preceding Subsection, the General Partner may take action to enforce such the obligation of such Class A Limited Partner (the "Delinquent Limited Partner") to satisfy the Capital Call, including but not limited to converting the Delinquent Limited Partner's Class A Interests into Class B Interests and permitting the remaining Class A Limited Partners to fund the unfunded portion of the Delinquent Limited Partner's aggregate Capital Call as follows:

                      (A) The General Partner shall notify the remaining Class A Limited Partners in writing of the amount of the unfunded Capital Call and offer them the opportunity to fund the unfunded Capital Call;

                      (B) The remaining Class A Limited Partners shall have a period of fifteen (15) days within which to accept the offer to fund the unfunded Capital Call. Such acceptance shall be made by written notice given to the Partnership, which notice shall set forth the portion of the unfunded Capital Call that each remaining Class A Limited Partner is willing to purchase. Each remaining Class A Limited Partner shall be entitled to purchase its pro rata share (based on the total Percentage Interest held by such Class A Limited Partner and by all remaining Class A Limited Partners) of the unfunded Capital Call. Should any of the remaining Class A Limited Partners desire to fund a portion of the unfunded Capital Call in excess of its pro rata share, and should any portion of the Capital Call remain unfunded after allocation to each electing Class A Limited Partner of the lesser of (i) the unfunded Capital Call that it has elected to fund or (ii) its pro rata share of the unfunded Capital Call, then, unless electing remaining Class A Limited Partners desiring to fund such unfunded Capital Call shall agree upon some other basis for allocation, any such unfunded Capital Call shall be allocated to remaining Class A Limited Partners desiring to fund it, pro rata based on the unfunded Capital Call in excess of their respective pro rata shares thereof which each such Remaining
Class A Limited Partner indicated in writing a desire to purchase, until the entire unfunded Capital Call has been funded or all remaining Class A Limited Partners have funded all of the unfunded Capital Call which they elected to fund.

                      (C) In the event that the remaining Class A Limited Partners shall fail to accept the offer pursuant to the previous paragraph within the time period set forth above as to the entire unfunded Capital Call, then the General Partner shall be required to fund up to $300,000 towards the satisfaction of such unfunded Capital Call and shall have the option to fund such additional amounts as it elects.

                      (D) The remaining Class A Limited Partners and the General Partner, if necessary, shall fund the unfunded Capital Call within thirty (30) days of the date on which the written notice of the unfunded Capital Call is first sent to the remaining Class A Limited Partners.

                      (E) Any Interests converted into Class B Interests shall continue to be treated as Class A Interests for purposes of Article VI to the extent necessary to give such Interests the benefit of the Class A Preferred Return and allocated Profits up to the date of such conversion. Thus, accrued Class A Preferred Return and Profits allocable pursuant to Section 6.2(d) which have been earned as Profits, and have been allocated, but not yet distributed, at the time of conversion shall be distributed at the appropriate time as if no conversion took place; and Class A Preferred Return which has accrued, but has not been earned and allocated, at the time of conversion, shall be allocated when earned, and shall be distributed, as if no conversion took place. Other allocations, including those of Losses, shall be adjusted in accordance with the principles of this Section 5.2(c). If the Unreturned Capital of the converted interest is a positive number at the time of conversion, such amount shall become the Unreturned Capital attributable to the Class B Interests. If the Capital Account balance of the converted interest is less than its Unreturned Capital at the time of conversion as a result of allocations of Losses pursuant to Section 6.3(d) which have not been restored by subsequent allocations of Profits (but not if such reduction is due to distributions), then the Class B Interests shall be entitled to allocations of Profits pursuant to Section 6.2(b) on the same terms as if such Losses had been allocated pursuant to Section 6.3(c). Except as necessary to give the converted Interest the benefit of being a Class A Interest prior to conversion as described above, the Percentage Interest of any Class B Interest shall be zero. The Percentage Interest of the converted Interest shall be allocated among the Class A Partners (and General Partner, as applicable) making additional Capital Contributions, in proportion thereto, which fulfill part or all of the unfunded Capital Call of the converted Interest. The General Partner shall amend Schedule A to reflect such changes.

                 (iii) The General Partner may in its sole discretion elect instead to avail the Partnership of any other remedies provided to it by the Act. Notwithstanding the foregoing, no Capital Call or other obligation to make an additional contribution may be enforced by a creditor of the Partnership or other Person other than the Partnership unless the General Partner expressly consents to such enforcement or to the assignment of the obligation to such creditor.

             (d) Withdrawal of Capital Contributions. No Partner shall have the right to withdraw or reduce its Capital Contribution, or to receive any distributions from the Partnership, except as otherwise provided herein. No Partner shall have the right to demand or receive any Partnership Property other than cash from the Partnership. No interest or royalties shall be paid to any Partner on its Capital Contribution. No Partner shall have priority over any other Partner, either as to the return of its Capital Contribution or as to Profits, Losses or distributions, except as may be specifically set forth in this Agreement.

         5.3 Additional Limited Partners. Additional Limited Partners may be admitted to the Partnership with the consent of the General Partner and a Majority in Interest of the Class A Limited Partners. Any dilution of the Percentage Interest resulting from the admission of additional Limited Partners shall be borne by all Partners pro rata in accordance with their Percentage Interests.

 ARTICLE VI. DISTRIBUTIONS; ALLOCATION OF PROFITS AND LOSSES; CAPITAL ACCOUNTS.

         6.1 Cash Available for Distribution.

             (a) Distributions Prior to Liquidation. Except as otherwise provided in Section 6.7 or in Article IX hereof, Cash Available for Distribution, if any, shall be distributed among the Partners annually (or more frequently as determined by the General Partner), in arrears no later than the end of the first calendar quarter following the year in question in such aggregate amounts as the General Partner may determine. Cash Available for Distribution, if any, shall be distributed among the Partners in the following order of priority:

                 (i) First, to the Class A Limited Partners, an amount equal to the accrued but unpaid Class A Preferred Return as of the date of the distribution, distributed to each Class A Limited Partner pro rata in proportion to the amount of each Class A Limited Partner's Unpaid Class A Preferred Return as of that date;

                 (ii) Second, to the General Partner and the Class A Limited Partners in proportion to their respective Unreturned Capital as of the date of the distribution, until the General Partner's Unreturned Capital and each Class A Limited Partner's Unreturned Capital has been reduced to zero;

                 (iii) Third, to the Class B Limited Partners in proportion to their respective Unreturned Capital, until each Class B Limited Partner's Unreturned Capital has been reduced to zero; and

                 (iv) Thereafter, 40% to the General Partner, and 60% to the Class A Limited Partners pro rata in proportion to each Class A Limited Partner's Percentage Interest.

Notwithstanding the foregoing, the General Partner may in its sole and absolute discretion and at any time make a distribution to the Class A Limited Partners and/or Class B Limited Partners in proportion to their respective Unreturned Capital balances. Section 6.1(a) shall be applied taking into account the provisions of Section 5.2(c) with respect to converted Interests.

             (b) Liquidating Distributions. Distributions in liquidation of the Partnership and redemption of Interests shall be made in accordance with Capital Accounts, determined after taking into account all allocations under this
Article VI, including Profits or Losses with respect to property distributed in kind.

         6.2 Allocation of Profits. After giving effect to the Regulatory Allocations set forth in Exhibit B of this Agreement and subject to the provisions of Section 5.2(c), Profits for any fiscal year or other period of the Partnership will be credited to the Capital Accounts of the Partners in the following order of priority:

             (a) First, to the Partners, in an amount sufficient to reverse the cumulative amount of any Losses allocated to the Partners in the current and all prior fiscal years, first pursuant to the proviso after Section

6.3(d) of this Agreement, and second pursuant to Section 6.3(d) of this Agreement, allocated to each Partner in the order and in proportion to the allocation of such Losses to such Partner;

             (b) Second, to the Class B Limited Partners, until the cumulative amount allocated pursuant to this Section 6.2(b) for the current and all prior fiscal years is equal to the cumulative amount of any Losses allocated pursuant to Section 6.3(c) of this Agreement in the current and all prior fiscal years to each Class B Limited Partner, pro rata in proportion to the Losses allocated to each such Class B Limited Partner;

             (c) Third, to the Class A Limited Partners, until the cumulative amount allocated pursuant to this Section 6.2(c) for the current and all prior fiscal years is equal to the cumulative Class A Preferred Return for all Class A Limited Partners in the current and all prior fiscal years plus the cumulative amount of any Losses allocated pursuant to Section 6.3(b) of this Agreement in the current and all prior fiscal years (which Losses reverse Profits allocated under this Section 6.2(c)) allocated to each Class A Limited Partner pro rata in proportion to each Class A Limited Partner's Class A Preferred Return; and

             (d) Thereafter, 40% to the General Partner and 60% to the Class A Limited Partners pro rata in proportion to each Class A Limited Partner's Percentage Interest.

         6.3 Allocation of Losses. After giving effect to the Regulatory Allocations set forth in Exhibit B of this Agreement and subject to the provisions of Section 5.2(c), Losses for any fiscal year or other period will be charged to the Capital Accounts of the Partners in the following order of priority:

             (a) First, 40% to the General Partner and 60% to the Class A Limited Partners pro rata in proportion to each Class A Limited Partner's Percentage Interest in an amount sufficient to reverse, on a cumulative basis, the amount of Profits allocated under Section 6.2(d) of this Agreement in the current and all prior fiscal years;

             (b) Second, to the Class A Limited Partners in an amount sufficient to reverse, on a cumulative basis, the amount of Profits allocated under Section 6.2(c) of this Agreement in the current and all prior fiscal years;

             (c) Third, to the Class B Limited Partners in proportion to their respective Unreturned Capital, until each Class B Limited Partner's Unreturned Capital is reduced to zero; and

             (d) Fourth, among the General Partner and the Class A Limited Partners pro rata in proportion to each Partner's Percentage Interest;

provided, however, that Losses that otherwise would be allocated to the Partners in accordance with their respective Percentage Interest will not be allocated to any Partner if such Losses would result in or increase an Adjusted Capital Account Deficit with respect to such Partner and any Losses that cannot be allocated to any Partner as a result of this proviso shall be allocated first to the Capital Accounts of the other Partners in proportion to the positive balances in their respective Capital Accounts until all such Capital Accounts are reduced to zero, and then one hundred percent (100%) to the General Partner.

         6.4 Special Tax Allocations;  Other Allocation  Rules; Tax Allocations:
Code Section 704(c). Special tax allocations, other allocation rules and tax allocations relating to Code Section 704(c) are as set forth on Exhibit B attached hereto and made a part hereof.

         6.5 Allocations in the Event of Transfer.

             (a) If all or any portion of an Interest is transferred in accordance with Article VIII hereof during any fiscal year, Profits, Losses, each item thereof and all other items attributable to such Interest for such period shall be divided and allocated between the transferor and transferee pro rata in proportion to the number of days each Person owned such Interest during the period, unless the General Partner elects to provide for an interim closing of the Partnership's books.

             (b) Solely for purposes of allocating Profits, Losses and each item thereof as set forth in Sections 6.2 through 6.4, the Partnership shall recognize the Transfer of such Interest not later than the end of the calendar month during which it receives written notice of such Transfer and the other requirements of Article VIII hereof are satisfied, provided that if the Partnership does not receive a written notice stating the date such Interest was transferred and such other information as the General Partner may reasonably require within thirty (30) days after the end of the calendar year during which the Transfer occurs, then all of such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Partnership, on the last day of the accounting period during which the Transfer occurs, was the owner of the Interest. The General Partner and the Partnership shall incur no liability for making allocations and distributions in accordance with the provisions of this Section 6.5, whether or not the General Partner or the Partnership has knowledge of any Transfer of ownership of any Interest.

         6.6 Capital Accounts.

             (a) A Capital Account shall be maintained for each Partner. The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the Regulations promulgated under Section 704(b) of the Code. The Capital Account of each Partner shall be increased by (a) the cash amounts of such Partner's Capital Contribution, (b) the Gross Asset Value of any property or services contributed to the Partnership by the Partner as agreed to by the contributing Partner and the Partnership, less any indebtedness to which such property is subject or which is assumed by the Partnership in connection with the contribution (except that any amount by which such indebtedness exceeds such Gross Asset Value of the property shall be treated as a debit to the Partner's Capital Account), and (c) such Partner's share of Profits and any items in the nature of income and gain specially allocated to it, and shall be decreased by (y) the amount of cash and the Gross Asset Value of other property actually distributed to such Partner by the Partnership less any indebtedness to which such property is subject or which is assumed by the Partner in connection with the distribution (except that any amount by which such indebtedness exceeds such Gross Asset Value of the property shall be treated as a credit to the Partner's Capital Account), and (z) such Partner's share of Losses.

             (b) In the event a Partner Transfers all or any portion of its Interest in accordance with the provisions of this Agreement, the transferee shall succeed to the individual Capital Account of the transferor to the extent such Capital Account relates to the transferred Interest.

             (c) It is the intent of this Agreement that each Partner's allocations and distributions shall be made in accordance with Section 704(b) of the Code. If the Partnership is advised by legal counsel that any matter or matters contained in this Agreement are unlikely to be effective for federal income tax purposes, the General Partner is hereby granted the power to amend the allocation and/or distribution provisions of this Agreement, on the advice of legal counsel to the Partnership, to the minimum extent necessary to effect the allocation of Profits and Losses herein.

             (d) No Partner shall be required at any time to make any cash contribution to the Partnership by reason of any deficit balance in its Capital Account, and no such deficit balance shall increase or otherwise affect the liability of a Partner to third parties

         6.7 Tax Distributions.  Prior to any distributions  pursuant to Section
6.1 hereof (or otherwise), the Partnership shall distribute Cash Available for Distribution to the Partners in such amounts as the General Partner, in good faith, estimates (the "Estimated Tax Liability") to be sufficient to permit each Partner to pay all federal, state, and local income taxes which each Partner will incur as a result of the required inclusion of each Partner's proportionate share of the Profits of the Partnership in determining each Partner's federal, state, and local tax liability, provided that such distribution shall be made no later than 10 days before a quarterly estimated tax payment is due and such amount shall be confirmed by the General Partner as soon thereafter as is reasonably practicable provided, however, that the highest rate applicable to any Partner shall be applied to all Partners, including tax exempt Partners. Any distribution made under this Section 6.7 shall be applied against such amounts such Partner is entitled to receive pursuant to Section 6.1 hereof. The General Partner shall not be required to make the distributions described in this
Section 6.7 (in respect of such taxes at such times or in such amounts) if such distributions will cause a default under the obligations to the Senior Secured Lender.

    ARTICLE VII. MANAGEMENT; RIGHTS, POWERS, AND OBLIGATIONS OF THE PARTNERS

         7.1 Management of the Partnership. Subject to Section 7.2 hereof, the management and control of the Partnership and its business and affairs, and the exercise of the powers of the Partnership described in Section 3.2 hereof, shall be vested in the General Partner.

         7.2 Certain Limitations of the General Partner. Without obtaining the affirmative vote of a Majority in Interest of the Class A Limited Partners, voting as a separate class, the General Partner shall not do or permit any of the following acts on behalf of the Partnership unless otherwise specifically stated herein:

             (i) Act in contravention of this Agreement;

             (ii) Except as provided in Article X, do any act which would make it impossible to carry on the ordinary business of the Partnership;

             (iii) Confess a judgment against the Partnership; or

             (iv) Sell or dispose of all or substantially all of the assets of the Partnership Property in a transaction outside of the Partnership's ordinary course of business.

         7.3 Meetings of the Partners.

             (a) Meetings of Partners. Except as otherwise specifically provided in this Agreement, meetings of the Partners may be called by the General Partner, by written notice to the Partners given not less than ten (10) nor more than sixty (60) days prior to the date of such meeting. Meetings shall be held at such place within or without the State of Delaware as is designated in the notice of the meeting.

             (b) Quorum. Except as provided in other sections of this Agreement where less than all of the Partners are entitled to vote, the Partners necessary to approve any action to be taken at such meeting must be present for the conduct of business at any meeting of the Partners.

             (c) Written Consent. Any action of the Partners may be taken without a meeting if the Partners required to approve such action consent thereto in writing.

             (d) Meeting by Telephone. The meeting of the Partners may be held by telephone conference or similar communications equipment.

             (e) Proxies. A Partner may authorize one or more Persons to act for such Partner by proxy, provided the proxy is signed by such Partner. A proxy shall not be valid after the expiration of one (1) year from its date.

             (f) Waiver of Notice. Any notice required under this Agreement for the holding of meetings of the Partners may be waived by any Partner by an instrument in writing signed by such Partner either before or after the meeting to which such waiver relates.

         7.4 Voting by the Partners. Unless otherwise stated in this Agreement, an affirmative vote of a Majority in Interest of the Limited Partners, voting as a class, shall be required to adopt any matter subject to a vote of the Limited Partners.

         7.5 Independent Activities. Subject to any other agreement among the parties, Partners and Affiliates of Partners may, notwithstanding the existence of this Agreement, engage in whatever activities they choose without having or incurring any obligation to offer any interest in such activities to the Partnership or any Partner, and neither this Agreement nor any activity undertaken pursuant hereto shall prevent the Partners or any Affiliate of a Partner from engaging in any activity, or require the Partners or any Affiliate of a Partner to permit the Partnership or any Partner to participate therein.

         7.6  Execution  of  Agreements  and   Instruments.   Any  agreement  or
instrument may be executed on behalf of the Partnership by the General Partner or as otherwise authorized by the General Partner.

         7.7 Holding of Assets. All Partnership Property, whether real, personal or mixed, owned by the Partnership shall be held in the name of the Partnership.

         7.8 Fees and Expenses. To the extent expenses have been incurred in connection with the Partnership prior to the date of this Agreement, the Partnership shall pay such expenses or shall reimburse the General Partner or any other Person as appropriate for such expenses if already paid. In addition, to the extent that the General Partner incurs any fees and expenses in connection with the performance of its powers and duties as General Partner, through the provision of administrative services to the Partnership or otherwise on behalf of the Partnership, the Partnership shall reimburse the General Partner in accordance with its normal expense reimbursement procedures.

             ARTICLE VIII. TRANSFER OF INTERESTS IN THE PARTNERSHIP

         8.1 Prohibited Transfers. Neither the General Partner nor any of the Limited Partners may sell, assign, transfer or otherwise dispose of, or pledge, hypothecate or transfer or in any manner encumber, his or its Partnership Interest or any part thereof except as permitted in this Article VIII, and any act in violation of this Article VIII shall not be binding upon or recognized by the Partnership regardless of whether the General Partner shall have knowledge thereof.

         8.2 Limited Partners.

             (a) The General Partner may (1) pursuant to this Section 8.2, admit as a substituted Limited Partner any successor in interest to a Limited Partner either deceased or under legal disability, and (2) pursuant to this Section 8.2 admit as substituted Limited Partners assignees of Limited Partners:

                 (i) A substituted Limited Partner is a person admitted to all the rights of a Limited Partner;

                 (ii) An assignee is a person to whom a Limited Partner has assigned his Interest in the Partnership but who has not become a substituted Limited Partner. An assignee shall have no right to require any information or accounting of the Partnership's transactions or to inspect the Partnership's books but shall only be entitled to receive the share of the distributions and allocations to which his assignor would otherwise be entitled as set forth in
Article VI.

             (b) No assignee of the whole or any portion of a Limited Partner's Interest shall have the right to become a substituted Limited Partner in place of his assignor or have any other rights of a Limited Partner hereunder unless all of the following conditions are satisfied:

                 (i) The written consent of the General Partner to such substitution shall be obtained, which consent shall not be unreasonably withheld;

                 (ii) A duly executed and acknowledged written instrument of assignment has been filed with the Partnership which sets forth the intention of the assignor that the assignee become a substituted Limited Partner in his place;

                 (iii) The assignor and assignee execute and acknowledge such other instruments as the General Partner may deem necessary or desirable to effect such admission, including, without limitation, an opinion of counsel, acceptable to the General Partner, to the effect that the assignment of the interest will not violate the applicable provision of the Securities Act of 1933 and any applicable state securities laws, the written acceptance and adoption by the assignee of the provisions of this Agreement and his execution, acknowledgment, and delivery to the General Partner of a Power of Attorney, the form and content of which are more fully described in Section 13.16 hereof; and

             (c) Any person admitted to the Partnership as a Substituted Limited Partner shall be subject to all of the provisions of this Agreement as if originally a party to it.

             (d) Subject to the provisions of subparagraph 8.3(j) hereof, compliance with the suitability standards imposed by the Partnership, applicable "blue sky" laws, if any, and the rules of any other applicable governmental authority and subject to the written consent of the General Partner (except that assignments to heirs and personal representatives may be made without consent upon the death of a Limited Partner), a Limited Partner shall have the right to assign all or a portion of his Interest by a written assignment, the terms of which are not in contravention of any of the provisions of this Agreement, which assignment has been duly executed by the assignor and received by the Partnership and recorded on the books thereof. Any assignment in contravention of any of the provisions of this Subsection 8.3(d) shall be of no force and effect and shall not be binding upon or recognized by the Partnership. THE INTERESTS EVIDENCED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE INTERESTS ACQUIRED BY LIMITED PARTNERS MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE INTERESTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP THAT SUCH REGISTRATION IS NOT REQUIRED.

                 (i) Except as provided in Subsections 8.3(h), 8.3(i) and 8.3(j), an assignee of an Interest shall be entitled to receive distributions of cash or other property from the Partnership attributable to the Interest acquired by reasons of such assignment from and after the effective date of the assignment of an Interest to him. The "effective date" of an assignment of an Interest shall be the last day of the calendar month in which the written instrument of assignment, in form and substance satisfactory to the General Partner, is received and approved by the General Partner.

                 (ii) Anything contained herein to the contrary notwithstanding, both the Partnership and the General Partner shall be entitled to treat the assignor of a Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for distributions of cash or other property made in good faith to him until such times as the written assignment has been received by, and recorded on the books of the Partnership, in accordance with the provisions of Subsection 8.3(d)(i).

             (e) The General Partner may elect to treat an assignee who has not become a substituted Limited Partner as a substituted Limited Partner in the place of his assignor, should it deem, in its sole and absolute discretion, that such treatment be in the best interest of the Partnership for any of its purposes or for any of the purposes of this Agreement.

             (f) No consent of any of the Limited Partners is required to elect the substitution of a Limited Partner, except that a Limited Partner who assigns his Interest shall, in order for the assignee to be admitted as a substituted Limited Partner, evidence his intention that the assignee be admitted as a substituted Limited Partner in his place and must execute such instruments as the General Partner shall, in its sole and absolute discretion, determine to be necessary or desirable in connection therewith.

             (g) The General Partner shall be required to amend this Agreement only quarterly but may, in its sole and absolute discretion, within a reasonable time after the date of their written consent to the substitution of an assignee as a substituted Limited Partner, amend this Agreement to reflect the addition of said assignee as a Limited Partner. Neither copies of this Agreement nor any amendment thereto need be delivered to any of the Limited Partners and such requirement in any statute is hereby waived. However, upon request, the General Partner will promptly thereafter furnish the requesting Limited Partner with a copy of this Agreement and any amendments thereto as of the date of request.

             (h) Upon the death or legal incompetency of an individual Limited Partner, his personal representative shall have all of the rights of a Limited Partner for the purpose of settling or the managing his estate, and such power as the decedent or incompetent possessed to constitute a successor as an assignee of his Interest in the Partnership and to join with such assignee in making application to substitute such assignee as a Limited Partner. However, such personal representative shall not have the right to become a substituted Limited Partner in the place of his predecessor in interest unless the conditions of this Article VIII are first satisfied (except with respect to the requirement that the assignor execute and acknowledge instruments).

             (i) Upon the Bankruptcy, dissolution or other cessation to exist as a legal entity of a General or Limited Partner, not an individual, the authorized representative of such entity shall have all of the rights of a Limited Partner for the purpose of effecting the orderly winding up and the disposition of the business of such entity and such power as such entity possessed to constitute a successor as an assignee of its interest in the Partnership and to join with such assignee in making application to substitute such assignee as a Limited Partner. However, such personal representative shall not have the right to become a substituted Limited Partner in the place of his predecessor in interest unless the conditions of this paragraph are first satisfied (except with respect to the requirement that the assignor execute and acknowledge instruments).

             (j) No assignment or transfer of an interest in the Partnership may be made which would result in the termination of the Partnership under Section 708 of the Code, unless the General Partner determines that such termination will not have a material adverse effect on the Partnership or the Partners, or a Majority in Interest of the Class A Limited Partners consents to such transaction.

           ARTICLE IX. DISSOLUTION AND WINDING UP OF THE PARTNERSHIP

         9.1 Dissolution of the Partnership. The Partnership shall be dissolved upon the first to occur of any of the following events:

             (a) An order by a court of competent jurisdiction decrees that the Partnership be dissolved;

             (b) The determination of the General Partners and a Majority in Interest of the Class A Limited Partners to dissolve;

             (c) The sale or other disposition of all or substantially all of the assets of the Partnership; or

             (d) The dissolution of the last General Partner, provided that, the Partnership shall not be dissolved if, within ninety (90) days of such date, a Majority in Interest of the Class A Limited Partners appoints a new General Partner.

         9.2  Winding  Up  of  the  Partnership.   Upon  a  dissolution  of  the
Partnership, the General Partner or other Person appointed by the General Partner, shall take full account of the Partnership's assets and liabilities and the assets shall be liquidated as promptly as is consistent with obtaining the fair value thereof and as shall be necessary to timely make the distributions below described, and the proceeds therefrom, to the extent sufficient therefor, shall be applied and distributed in the following order:

             (a) To the payment and discharge of all of the Partnership's debts and liabilities other than liabilities owing to the Partners, including establishment of any necessary contingency reserves;

             (b) To the Class A Limited Partners, an amount equal to the amounts owed on any loans which they may have made to the Partnership;

             (c) To the Class B Limited Partners, an amount equal to any loans which they may have made to the Partnership; and

             (d) To the Partners in accordance with Section 6.1(b).

         9.3 Distribution In Kind. Any Partnership Property distributed in kind in the liquidation shall be valued as follows:

             (a) The General Partner shall select an independent, third-party appraiser, experienced in appraising limited partnership interests similar to the Interests (the "Appraiser"). The Appraiser will determine the value of the Limited Partner's Interest as of the end of the calendar month immediately preceding the distribution in kind based upon the value of the Partnership's assets net of liabilities assuming all assets were sold at such value and all liabilities were satisfied by cash payments at their present value and any resulting deem Profit or Loss was allocated to the Partners pursuant to the terms of this Agreement. The determination of the value of a Limited Partner's Capital Account shall assume the going concern of the Partnership and shall not take into account minority discounts for the Capital Account being valued. The date on which the Capital Account is to be valued pursuant to this Section shall be referred to herein as a "Valuation Date." The Appraiser shall within sixty (60) days of the distribution in kind prepare a statement and report of the amount of the Limited Partner's Capital Account as of the Valuation Date. A copy of such statement and report will be forwarded to each Partner. The difference between the value of any item of Partnership Property distributed in kind and its book value shall be treated as a gain or loss on the disposition of Partnership Property and shall be allocated among the Partners as provided in Article VI.

             (b) The Partnership's name and goodwill shall, as among the Partners, be deemed to have no value and shall belong to the Partnership, and no Partner shall have any right or claim individually to the use thereof.

  ARTICLE X. BOOKS OF ACCOUNTS, ACCOUNTING, REPORTS, FISCAL YEAR, BANKING AND
                              TAX MATTERS PARTNER

         10.1 Accounting, Books and Records. The Partnership shall maintain at its principal place of business or such other places as the General Partner shall determine books of account for the Partnership which shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the conduct of the Partnership and the operation of its business in accordance with generally accepted accounting principles consistently applied and, to the extent inconsistent therewith in accordance with this Agreement. The Partnership shall use the accrual method of accounting in preparation of its annual reports and for tax purposes and shall keep its books and records accordingly. Each Partner or its designated representative shall have the right, during ordinary business hours, to have access to, inspect and copy, at its sole expense, the contents of such books or records.

         10.2 Other Records.

             (a) The Partnership shall maintain at its principal place of business the following:

                 (i) A current list of the full names and last known business address of each Partner;

                 (ii) A copy of the Certificate of Limited Partnership, all amendments thereto, and executed copies of any powers of attorney pursuant to which the same have been executed;

                 (iii) A copy of this Agreement, all amendments thereto, and executed copies of any written powers of attorney pursuant to which the same have been executed;

                 (iv) Copies of any federal, state, and local income tax returns and reports of the Partnership for the three most recent years; and

                 (v) Copies of any financial statements of the Partnership for the three most recent years.

             (b) Except as otherwise set forth herein, each Partner shall have the right, exercisable upon written demand, to examine the items described in
Section 10.2(a) during ordinary business hours and for any purpose reasonably related to the Partner's Interest in the Partnership (which purpose must be stated in the written demand), and shall have the right, at its own expense, to make copies of all such items.

         10.3 Reports.

             (a) The General Partner shall be responsible for the preparation of financial reports of the Partnership and the coordination of financial matters of the Partnership with the Accountant.

             (b) Within seventy-five (75) days after the end of each fiscal year, the General Partner shall transmit to each Partner financial statements based upon the annual audit of the books and financial records of the Partnership, prepared in accordance with generally accepted accounting principles, and, to the extent inconsistent therewith, in accordance with this Agreement, including the following:

                 (i) A copy of the balance sheet of the Partnership as of the last day of such fiscal year;

                 (ii) A statement of income or loss for the Partnership for such fiscal year;

                 (iii) A statement of the Partners' Capital Accounts and changes therein for such fiscal year; and

                 (iv) A statement of Partnership cash flow for such fiscal year.

             (c) Within seventy-five (75) days after the end of each fiscal year, the General Partner shall transmit to each Partner a report indicating such Partner's share of all items of income or gain, expense, loss or other deduction and tax credit of the Partnership for such fiscal year, and such additional information to enable the Partners to complete their respective tax returns.

             (d) The General Partner shall transmit to the Limited Partners such other reports and information as the Limited Partners may reasonably request.

         10.4 Fiscal Year. The fiscal year of Partnership shall be the calendar year.

         10.5 Partnership Funds. All funds of the Partnership shall be deposited in its name in a separate bank account or accounts or in an account or accounts of a savings and loan association or brokerage firm as shall be determined by the General Partner.

         10.6 Tax Matters Partner. The General Partner shall serve as the Partnership's "tax matters partner" (as such term is defined in the Code). In such capacity, the Tax Matters Partner is hereby authorized and empowered to act for and represent the Partnership and each of the Partners before (i) the Internal Revenue Service ("Service") in any audit or examination of any

Partnership tax return, and (ii) any court selected by the Partners for judicial review of any adjustment assessed by the Service. All out-of-pocket expenses incurred by the Tax Matters Partner in his capacity as the Tax Matters Partner shall be considered expenses of the Partnership for which the Tax Matters Partner shall be entitled to full reimbursement.

                          ARTICLE XI. INDEMNIFICATION

         11.1 Indemnification.

             (a) General Provisions. Except as otherwise set forth herein, the Partners and their respective members, partners, Affiliates, directors, officers, agents and employees (herein referred to as an "Indemnitee"), shall be indemnified, held harmless and defended by the Partnership (out of Partnership assets, including the proceeds of liability insurance) against any claim, demand, controversy, dispute, cost, loss, damage, expense (including reasonable attorneys' fees), judgment and/or liability incurred by or imposed upon the Indemnitee in connection with any action, suit or proceeding (including any proceeding before any administrative or legislative body or agency) to which the Indemnitee may be a party or otherwise involved, or with which the Indemnitee may be threatened, by reason of any action or omission of the Indemnitee (or the Indemnitee's employee) in connection with the conduct of Partnership affairs. Such indemnification extends to the Indemnitee in its capacity, at the time the cause of action arose or thereafter, as general partner, member of any committee or as a member, Affiliate, director, officer, partner, employee or other agent of any other organization in which the Partnership owns an interest or of which the Partnership is a creditor, which other organization the Indemnitee (or its employee) serves in such capacity at the request of the Partnership (whether or not the Indemnitee or its employee continues to serve in such capacity at the time such action, suit or proceeding is brought or threatened). The indemnification set forth herein shall not extend with respect to actions or omissions of the Indemnitee (or its employee) which shall have been finally adjudicated (by settlement or otherwise) in any such action, suit or proceeding to have constituted actual fraud, willful misconduct or gross negligence. In the event of settlement of any action, suit or proceeding brought or threatened, such indemnification shall apply to all matters covered by the settlement. The foregoing right of indemnification shall be in addition to any rights to which any Indemnitee may otherwise be entitled and shall inure to the benefit of the executors, administrators, personal representatives, successors or assigns of each such Indemnitee.

             (b) Advance Payment of Expenses. The Partnership shall pay the expenses incurred by an Indemnitee in defending a civil or criminal action, suit or proceeding, or in opposing any claim arising in connection with any potential or threatened civil or criminal action, suit or proceeding, in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by such Indemnitee to repay such payment if he shall be determined to be not entitled to indemnification therefore as provided herein; provided, however, that in such instance the Indemnitee is not commencing an action, suit, or proceeding against the Partnership, or defending an action, suit or proceeding commenced against him by the Partnership or any Partner thereof or opposing a claim by the Partnership or any Partner thereof arising in connection with any such potential or threatened action, suit or proceeding.

             (c) Insurance.  The Partnership may purchase and maintain insurance with such limits or coverages as the General Partner reasonably deems appropriate, at the expense of the Partnership and to the extent available, for the protection of any Indemnitee against any liability incurred by such Indemnitee in any such capacity or arising out of his status as such, whether or not the Partnership has the power to indemnify such Indemnitee against such liability. The Partnership may purchase and maintain insurance for the protection of any officer, director, employee, consultant or other agent of any other organization in which the Partnership owns an interest or of which the Partnership is a creditor against similar liabilities, whether or not the Partnership has the power to indemnify him or it against such liabilities. Any amounts payable by the Partnership to an Indemnitee pursuant to the provisions of Section 11.1(a) above shall be payable first from the proceeds of any insurance recovery pursuant to policies purchased by the Partnership and then from the other assets of the Partnership; provided, that the foregoing shall not affect the Partnership's obligation to advance expenses pursuant to Section 11.1(b) hereof in circumstances in which the insurance Partnership who has issued such policy will not advance such expenses.

                           ARTICLE XII. MISCELLANEOUS

         12.1 Agreement for Further Execution. The Partners agree to sign, swear or acknowledge any certificates or filings required by the laws of the State of Delaware or any other state, to sign, swear or acknowledge any amendment or cancellation of such certificate or filings whether or not such amendment or cancellation is required by law; to sign, swear or acknowledge such other certificates, filings, documents or affidavits of assumed name, trade name or the like (and any amendments or cancellations thereof that may be required for conduct of the Partnership's business) and to cause the filing of any of the same for record wherever such filing shall be required by law. This Section 12.1 shall not prejudice or affect the rights of the Partners to approve certain amendments to this Agreement as herein provided.

         12.2 Amendments.

             (a) Except as otherwise provided in this Agreement, no alteration, modification or amendment of this Agreement shall be made unless in writing and signed (in counterpart or otherwise) by the General Partner and a Majority in Interest of the Limited Partners, except that no alteration, modification or amendment of any Section hereof which would materially and adversely affect the economic interests of one or more (but not all) of the Limited Partners may be made (except as provided below) without the unanimous consent of all Limited Partners so adversely affected. Notwithstanding the foregoing, no increase in the amount required to be contributed to the Partnership by the Partners, other than as required herein or under applicable law, may be made without the consent of all the Partners.

             (b) Any provision to the contrary contained herein notwithstanding, the General Partner may, without the consent or approval of any Partners, make such amendments to this Agreement binding on the Partners, (i) to correct a typographical error, cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provisions herein, (ii) to make any other amendment if such amendment is not adverse to the interests of the Limited Partners as a whole or as a class or if such amendment benefits the Limited Partners as a whole or as a class; and (iii) to reflect the addition of Limited Partners pursuant to Section 5.2;

provided, however, that no amendment shall be adopted pursuant to this Section 12.2(b) unless the adoption thereof does not affect the status of the Partnership as a partnership for federal income tax purposes.

         12.3 Notices.

             (a) Any notice to be given under this Agreement shall be made in writing and sent by express, registered or certified mail, return receipt requested, postage prepaid, fax, or commercial delivery service, addressed as set forth below:

                 (i) If to the General Partner or the Partnership:

                     5858 Westheimer Street
                     Suite 708
                     Houston, TX  77057

                     with a copy to:

                     Klehr, Harrison, Harvey, Branzburg & Ellers LLP 260 S. Broad Street
                     Philadelphia, PA  19102
                     Attn.:  Lawrence D. Rovin

                 (ii) If to any Partner, such notice shall be mailed to the address of the Partner appearing on the records of the Partnership.

             (b) Any Partner may change the address to which notice is to be sent by giving notice of such change to the Partnership in conformity with this
Section 12.3.

             (c) Any such notice shall be deemed to be delivered, given and received for all purposes as of the date delivered if delivered by a commercial delivery service or by confirmed fax, or as of the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, if sent by express, registered or certified mail.

         12.4 Governing Law and Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware as interpreted by the courts of said Commonwealth, notwithstanding any rules regarding choice of law to the contrary. The parties to this Agreement agree to the exclusive jurisdiction of the courts of New Castle County, Delaware and the Federal courts of the District of Delaware for resolution of controversies arising out of or relating to this Agreement and any related instruments, agreements or documents.

         12.5 Binding Nature of Agreement. Except as otherwise provided, this Agreement shall be binding upon and inure to the benefit of the Partners and their personal representatives, successors and assigns.

         12.6 Additional Partners. Each substitute, additional or successor Partner shall become a signatory hereof by signing such number of counterparts of this Agreement and such other instrument or instruments and in such manner, as the General Partner shall determine. By so signing, each substitute, additional or successor Partner, as the case may be, shall be deemed to have adopted and to have agreed to be bound by all the provisions of this Agreement; provided, however, that no such counterpart shall be binding until it shall have been signed by the Partnership.

         12.7 Validity. In the event that all or any portion of any provision of this Agreement shall be held to be invalid, the same shall not affect in any respect whatsoever the validity of the remainder of this Agreement.

         12.8 Entire Agreement. This Agreement and the agreements attached hereto as Exhibits constitute the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as contained herein.

         12.9 Indulgences, Etc. Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and signed by the party asserted to have granted such waiver.

         12.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such shall together constitute one and the same instrument.

         12.11 Paragraph. The paragraph headings in this Agreement are for convenience only, form no part of this Agreement, and shall not affect its interpretation.

         12.12 Number of Days. In computing the number of days for the purpose of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then such final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday.

         12.13  Interpretation.   No  provision  of  this  Agreement  is  to  be
interpreted for or against any party because that party or that party's legal representative drafted such provision.

         12.14 Corporate Authority. Any corporation or trust signing this Agreement represents and warrants that the execution, delivery and performance of this Agreement by such corporation or trust has been duly authorized by all necessary corporate or trustee action.

         12.15 Third Party Beneficiaries. Notwithstanding anything herein to the contrary, no provision of this Agreement is intended to benefit any party other than the Partners hereto and their successors and assigns in the Partnership and shall not be enforceable by any other party.

         12.16 Appointment of Attorney-in-fact. Each Partner hereby irrevocably constitutes and appoints the General Partner its true and lawful attorney-in-fact, with full power of substitution, and with the General Partner having full power and authority in its name, place and stead to execute, acknowledge, deliver, swear to, file and record with the appropriate public offices such certificates, instruments and documents as may be necessary or appropriate to carry out the provisions of this Agreement or effectuate any action taken by or on behalf of the Partnership, including, but not limited to, any amendments to this Agreement or the Certificate of Limited Partnership approved by the Partners as provided herein. The appointment by the Partners of the General Partner as attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Partners under this Agreement will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing and other action by the General Partner on behalf of the Partnership and, shall to the fullest extent permitted by applicable law, survive the Bankruptcy, death or incompetency of any Partner hereby giving such power.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the day and year first above written.


GENERAL PARTNER:

LS GAS, LLC


By:
    -----------------------------------
    Mark Bush
    Managing Member

LIMITED PARTNERS:

Attached  Powers of Attorneys.

                                    EXHIBIT B

                               SPECIAL ALLOCATIONS

1.       Special Tax Allocations.

         (a) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Regulations
Section 1.704-1 (b)(2)(ii)(d)(4),(5), or (6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 1(a) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in Article VI hereof have been tentatively made as if this Section 1(a) were not in the Agreement.

         (b) Gross Income Allocation. In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year that is in excess of the sum of (i) the amount such Partner is obligated to restore, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the next to last sentences of Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 1(b) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article 6 have been tentatively made as if Section 1(a) hereof and this Section 1(b) were not in the Agreement.

         (c) Partnership Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of
Article VI hereof if there is a net decrease in Partnership Minimum Gain during any fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Regulations Section
1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 1(c) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

         (d) Partner Minimum Gain  Chargeback.  Except as otherwise  provided in
Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of
Article VI hereof, if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any fiscal year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 1(d) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

         (e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal year shall be specially allocated among the Partners in proportion to their Percentage Interests.

         (f) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations
Section 1.704-2(i)(1).

         (g) Code Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increased the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such
Section 1.704-1(b)(2)(iv)(m) of the Regulations.

         (h) Curative Allocations. The Regulatory Allocations consist of the allocations pursuant to Sections 1(a) through 1(g) hereof. Notwithstanding any other provision of this Agreement, the Regulatory Allocations shall be taken into account in allocating items of income, gain, loss and deduction among the Partners so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each Partner if the Regulatory Allocations had not occurred.

2.       Other Allocation Rules.

         (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly or other basis, as determined by the General Partner using any permissible method under Code Section 706 and the Regulations thereunder.

         (b) Except as otherwise provided in this Agreement, all items of Partnership income, gain, loss, deductions, and any other allocations not otherwise provided for shall be divided among the Partners in the same proportions as they share Profits or Losses, as the case may be, for the year.

         (c) The Partners are aware of the income tax consequences of the allocations made by this Exhibit B and hereby agree to be bound by the provisions of this Exhibit B in reporting their shares of Partnership income and loss for income tax purposes.

3. Tax Allocations: Code Section 704(c). Tax allocations shall be made in accordance with the book allocations to Capital Accounts prescribed in Article VI and Exhibit B, but subject to the following provisions of this Section 3 of Exhibit B. In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value. In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to this Agreement, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the General Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

                                    EXHIBIT A

                        PARTNERS AS OF DECEMBER 31, 2002


                                                           INITIAL CAPITAL                      PERCENTAGE
                                                            CONTRIBUTION                         INTEREST
                                                            ------------                         --------

LIMITED PARTNERS:
-----------------
Continental Southern Resources Inc.                           $661,500                            24.225%
111 Presidential Blvd. Suite 158A
Bala Cynwyd, PA  19004

BPK Resources, Inc.                                           $256,500                            9.405%
5858 Westheimer Street, Suite 709
Houston, TX  77057

Michael Marcus                                                $135,000                             4.95%
1505 Rockcliff Road
Austin, TX  78746

CBG Compagnie Bancaire Geneve                                  $27,000                             .99%
Avenue De Rumine 20
1005 Lausanne
Switzerland
                                                                                                   6.93%
Fenmore Consultants, Ltd.                                     $189,000
PO Box 599, Suite 3
Caribbean Place, Providenciales
Turks & Caicos Islands                                                                             1.98%

Rhodes Ventures, S.A.                                          $54,000
P.H. Plaza 200 Building
16th Floor - 50th Street
Panama R.P.                                                                                        5.94%

Michael J. Garnick                                            $162,000
1590 Stocton Road
Meadowbrook, PA  19406                                                                             9.9%

John Paul DeJoria                                             $270,000
PO Box 34540
Las Vegas, NV  89133                                                                              1.485%

William F. Miller III                                          $40,500
2216 Sunset
Houston, TX  77005


                                                           INITIAL CAPITAL                      PERCENTAGE
                                                            CONTRIBUTION                         INTEREST
                                                            ------------                         --------
Richard Genovese                                               $27,000                             .99%
Le Montagne
7 Avenue De Grand Bretagne
Monte Carlo 98000
Monaco

Louisiana X Investors, LLC                                    $877,500                            29.175%
One Belmont Avenue, Suite 417
Bala Cynwyd, PA  19004

International Travel CD's Inc.                      Carried through completion of                  3.0%
5858 Westheimer Street, Suite 708                            first well
Houston, Texas  77057

GENERAL PARTNER:

LS Gas, LLC                                                    $27,000                              1%
5858 Westheimer Street, Suite 708
Houston, TX  77057